UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                       Pursuant to Section 13 OR 15(d) of
                       The Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) March 15, 2006
                                                          --------------

                      Online Vacation Center Holdings Corp.
                      -------------------------------------
             (Exact name of registrant as specified in its charter)



           Florida                       0-32137                  65-0701352
           -------                       -------                  ----------
 (State or other jurisdiction   (Commission File Number)        (IRS Employer
       of incorporation)                                     Identification No.)

    1801 N.W. 66th Avenue, Plantation, Florida                     33313
    ------------------------------------------                     -----
     (Address of principal executive offices)                    (Zip Code)

       Registrant's telephone number, including area code: (954) 377-6400
                                                            -------------

                         Alec Bradley Cigar Corporation
                         ------------------------------
             3400 S.W. 26th Terrace, Suite A-1, Dania, Florida 33312
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 2.01 Completion of Acquisition or Disposition of Assets; Item 3.02
Unregistered Sales of Equity Securities; Item 3.03 Material Modification to Rights of Security Holders; Item 5.01 Changes in Control of Registrant; Item
5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

         Effective March 15, 2006 the following actions were completed by Online Vacation Center Holdings Corporation (formerly known as Alec Bradley Cigar Corporation) (the "Company"):

         * the sale of substantially all the assets of the Company by selling its cigar operations pursuant to the terms of an asset purchase agreement between Alec Bradley Cigar Corporation and Alan Rubin and a share exchange agreement with Online Vacation Center Holdings, Inc.;
         * amendment to the Company's articles of incorporation to eliminate preemptive rights provided to its shareholders;
         * amendment to the Company's articles of incorporation to change its name to Online Vacation Center Holdings Corp.;
         * amendment to the Company's articles of incorporation to increase its authorized common stock to 80,000,000 shares; and
         * adoption of the 2005 Management and Director Equity Incentive and Compensation Plan.

         The actions and related transactions have been described under the Company's definitive information statement on Schedule 14C previously filed with the Securities and Exchange Commission on January 30, 2006. For accounting purposes the consummation of these actions resulted in a "reverse merger", as Online Vacation Center Holdings, Inc. is the accounting survivor and surviving business operations; however, the Company is the surviving legal entity. Alan Rubin has resigned as officer and director of the Company and new directors have been appointed. Further information will be provided by amendment to this current report on Form 8-K.

Item 9.01  Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired. The financial statements required under Item 9.01(a) of Online Vacation Center Holdings, Inc. will be filed by amendment.

(b) Proforma Financial Information. Proforma financial information required under Item 9.01(b) will be filed by amendment.

(d) Exhibits.

2.1  Asset Purchase Agreement*
2.2  Share Exchange Agreement*
3.1  Amended and Restated Articles of Incorporation*
4.1  2005 Management and Director Equity Incentive and Compensation Plan*

* To be filed by amendment.










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
                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: March 15, 2006                     ONLINE VACATION CENTER HOLDINGS CORP.

                                         BY: /s/ EDWARD B. RUDNER
                                             -----------------------
                                             Edward B. Rudner
                                             Chief Executive Officer









































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